                                    CONSENT



            Each of the undersigned has executed a Guaranty of Payment (each, a "Guaranty") dated November 14, 1996, pursuant to which it has guaranteed certain obligations of Armor Holdings, Inc. (the "Borrower") to Barnett Bank, N.A. (the "Bank"). Each of the undersigned hereby consents to the Borrower's execution of: (i) an Amended and Restated Loan Agreement (as amended or restated from time to time, the "Restated Loan Agreement") of even date herewith by and between the Borrower and the Bank; and (ii) a Renewal Promissory Note (as amended, extended or renewed from time to time, the "Renewal Note") of even date herewith in favor of the Bank in the principal amount of $20,000,000. Each of the undersigned reaffirms its obligations under the Guaranty executed by it, and each agrees that: (i) its obligations under the Guaranty executed by it shall not be discharged or otherwise impaired as a result of the Borrower's execution of the Restated Loan Agreement or the Renewal Note; (ii) all references in each Guaranty to the "Loan Agreement" shall mean the Restated Loan Agreement; (iii) all references in each Guaranty to the "Note" shall mean the Renewal Note; and (iv) the obligations covered under the Guaranty include, without limitation, all amounts now or hereafter due under the Renewal Note (as the same may be amended, extended or renewed from time to time) together with all other Obligations as defined in the Guaranty (subject only to the specific limitations set forth in paragraph 23 of each Guaranty).

            Dated as of March 26, 1997.

                                     NIK PUBLIC SAFETY, INC.


                                     By:__________________________________

                                        Its:______________________________


                                     ARMOR HOLDINGS PROPERTIES, INC.


                                     By:__________________________________

                                        Its:______________________________


                                     DEFENSE TECHNOLOGY CORPORATION OF
                                     AMERICA


                                     By:__________________________________

                                        Its:______________________________

ACCEPTED:

BARNETT BANK, N.A.


By:______________________________

   Its:__________________________




STATE OF GEORGIA
COUNTY OF CAMDEN

            The foregoing instrument was executed, acknowledged and delivered before me this _____ day of March, 1997, by ________________________ the
_____________________ of Nik Public Safety, Inc., on behalf of the corporation, in Camden County,
Georgia.

                                             ------------------------------
                                             Notary Public, State and County
                                                aforesaid
                                             Print Name: __________________
                                             My Commission Expires:

                                                     [Notary Seal]



STATE OF GEORGIA
COUNTY OF CAMDEN

            The foregoing instrument was executed, acknowledged and delivered before me this _____ day of March, 1997, by ________________________ the
_____________________ of Armor Holdings Properties, Inc., on behalf of the corporation, in Camden
County, Georgia.

                                             ------------------------------
                                             Notary Public, State and County
                                                aforesaid
                                             Print Name: __________________
                                             My Commission Expires:

                                                     [Notary Seal]

STATE OF GEORGIA
COUNTY OF CAMDEN

            The foregoing instrument was executed, acknowledged and delivered before me this _____ day of March, 1997, by ________________________ the
_____________________ of Defense Technology Corporation of America, on behalf of the corporation, in
Camden County, Georgia.

                                             ------------------------------
                                             Notary Public, State and County
                                                aforesaid
                                             Print Name: __________________
                                             My Commission Expires:

                                                         [Notary Seal]



STATE OF GEORGIA
COUNTY OF CAMDEN

            The foregoing instrument was executed, acknowledged and delivered before me this _____ day of March, 1997, by ________________________ the
_____________________ of Barnett Bank, N.A., on behalf of the bank, in Camden County, Georgia.

                                             ------------------------------
                                             Notary Public, State and County
                                                aforesaid
                                             Print Name: __________________
                                             My Commission Expires:

                                                         [Notary Seal]


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